Critical Accounting Estimates and Assumptions	12 Months Ended
Dec. 31, 2022
Critical Accounting Estimates and Assumptions
Critical Accounting Estimates and Assumptions
5.	Critical Accounting Estimates and Assumptions

Estimates and assumptions are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

The Group makes estimates and assumptions concerning the future. By definition, the resulting accounting estimates will seldom equal the related actual results. The estimates and assumptions that have a risk of causing a material adjustment to the carrying amounts of consolidated assets and liabilities within the next financial year are addressed below:

(a)	Accounting for Programming

Beginning on January 31, 2022, the Group is no longer engaged in the Content business operations as a result of the closing of the TelevisaUnivision Transaction on that date (see Notes 3 and 28).

Through January 31, 2022 the Group produced a significant portion of programming for initial broadcast in Mexico, its primary market. Following the initial broadcast of this programming, the Group then licensed some of this programming for broadcast in secondary markets, such as Mexico, the United States, Latin America, Asia, Europe and Africa. Under IFRS, in order to properly capitalize and subsequently amortize production costs related to this programming, the Group estimated the expected future benefit period over which a given program would generate revenues (generally, over a five-year period). The Group then amortized the production costs related to a given program over the expected future benefit period. Under this policy, the Group generally expensed approximately 70% of the production costs related to a given program in its initial broadcast run and deferred and expensed the remaining production costs over the remainder of the expected future benefit period (see Note 2 (g)).

The Group estimated the expected future benefit periods based on past historical revenue patterns and usage for similar types of programming and any potential future events, such as new outlets through which the Group could exploit or distribute its programming, including its consolidated subsidiaries and equity investees. To the extent that a given future expected benefit period was shorter than the estimate, the Group might have accelerated capitalized production costs sooner than anticipated. Conversely, to the extent that a given future expected benefit period was longer than the estimate, the Group might have extended the amortization schedule for the remaining capitalized production costs.

The Group also entered into license arrangements with various third-party programming producers and providers, pursuant to which it received the rights to broadcast programming produced by third parties over its television networks in Mexico. For programming licensed from third parties, the Group estimated the expected future benefit period based upon the term of the license. In addition, the Group might have purchased programming from third parties, from time to time. In this case, the Group estimated the expected future benefit period based on the anticipated number of showings in Mexico. To the extent that a given future expected benefit period was shorter than the estimate, the Group might have accelerated the amortization of the purchase price or the license fee sooner than anticipated. Conversely, to the extent that a given future expected benefit period was longer than the estimate, the Group might have extended the amortization schedule for the remaining portion of the purchase price or the license fee.

(b)   Goodwill and Other Indefinite-lived Intangible Assets

Goodwill and other intangible assets with indefinite useful lives are reviewed for impairment at least annually. When an impairment test is performed, the recoverable amount is assessed by reference to the greater of the net present value of the expected future cash flows (value in use) of the relevant CGU and the fair value less cost to sell.

The recoverable amount of CGUs has been determined based on the greater of value in use and fair value less costs to disposal calculations. These calculations require the use of estimates, which include management’s expectations of future revenue growth, operating costs, profit margins and operating cash flows for each CGU, long-term growth rates and discount rates based on weighted average cost of capital, among others.

During 2022 and 2021, the Group recorded impairment adjustments for other indefinite-lived intangible assets (trademarks) related to its Publishing business. See Note 2 (b) and (l) for disclosure regarding concession intangible assets.

(c)   Long-lived Assets

The Group presents certain long-lived assets other than goodwill and indefinite-lived intangible assets in its consolidated statement of financial position. Long-lived assets are tested for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may no longer be recoverable. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the greater of an asset’s fair value less costs to sell and value in use. Recoverability is analyzed based on projected cash flows. Estimates of future cash flows involve considerable judgment on the part of management. These estimates are based on historical data, future revenue growth, anticipated market conditions, management plans, and assumptions regarding projected rates of inflation and currency fluctuations, among other factors. If these assumptions are not correct, the Group would have to recognize a write-off or write-down or accelerate the amortization schedule related to the carrying amount of these assets (see Notes 2 (m), 13 and 22). The Group has not recorded any significant impairment charges during any of the years presented herein.

(d)   Deferred Income Taxes

The Group records its deferred tax assets based on the likelihood that these assets are realized in the future. This likelihood is assessed by taking into consideration the future taxable income. In the event the Group were to determine that it would be able to realize its deferred tax assets in the future in excess of the net recorded amount, an adjustment to the deferred tax asset would increase income in the period such determination was made. Should the Group determine that it would not be able to realize all or part of its net deferred tax asset in the future, an adjustment to the deferred tax asset would be charged to income in the period such determination was made.

(e)   Financial Assets Measured at Fair Value

The Group has a significant amount of financial assets that are measured at fair value on a recurring basis. The degree of management’s judgment involved in determining the fair value of a financial asset varies depending upon the availability of quoted market prices. When observable quoted market prices exist, that is the fair value estimate the Group uses. To the extent such quoted market prices do not exist, management uses other means to determine fair value (see Notes 4 and 15).